UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

May 20, 2010
Date of Report (Date of earliest event reported)

WSFS Financial Corporation
(Exact name of registrant as specified in its charter)

Delaware	0-16668	22-2866913
(State or other jurisdiction of incorporation)	(SEC Commission File Number)	(IRS Employer Identification Number)

500 Delaware Avenue, Wilmington, Delaware	19801
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (302) 792-6000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act
☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

INFORMATION TO BE INCLUDED IN REPORT

Section 8 – Other Events

Item 8.01                      Other Events.

On May 20, 2010, the Registrant announced that Mark A. Turner, President and Chief Executive Officer and Stephen A. Fowle, Executive Vice President and Chief Financial Officer , will be presenting at  the 11th Annual B. Riley & Co. Investor Conference on May 25, 2010 at 1:30 P.M. Pacific Daylight Time at the Loews Santa Monica Beach Hotel in Santa Monica, California..  The Registrant’s presentation can be accessed via live audio webcast as detailed in the press release.  A copy of the presentation materials will also be posted on the investor relations page of the Registrant’s website, www.wsfsbank.com.  A copy of the press release is filed herewith as Exhibit 99.

Item 9.01                      Financial Statements and Exhibits

(d)   Exhibits:

99           Press Release Dated May 20, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

WSFS FINANCIAL CORPORATION
Date: May 20, 2010	By:	/s/ Robert F. Mack
Robert F. Mack Senior Vice President and Controller